UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 24, 2019
BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12302	06-1196501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
122 Fifth Avenue
New York, New York 10011
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 633-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BKS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amended and Restated Agreement and Plan of Merger
On June 24, 2019, Barnes & Noble, Inc. (the “Company”) entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with Chapters Holdco Inc., a Delaware corporation (“Parent”), and Chapters Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Amended and Restated Merger Agreement amends and restates in its entirety the Agreement and Plan of Merger, dated as of June 6, 2019 (the “Original Merger Agreement”), by and among the Company, Parent and Merger Sub.
Pursuant to the Amended and Restated Merger Agreement, the Company, Parent and Merger Sub have agreed to revise the structure of their previously announced transaction to provide for the acquisition of the Company by Parent in an all cash transaction consisting of a tender offer (the “Offer”), followed by a back-end merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger will be effected pursuant to the procedure provided for by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), without a meeting or vote of the Company’s stockholders. Parent and Merger Sub were formed by affiliates of Elliott Associates, L.P., a Delaware limited partnership, and Elliott International, L.P., a Cayman Islands limited partnership.
The board of directors of the Company approved the Amended and Restated Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, following the recommendation of a special committee consisting solely of independent and disinterested directors to which the board of directors of the Company had delegated authority to consider and negotiate the Amended and Restated Merger Agreement and the transactions contemplated thereby (including the Amended and Restated Support Agreement (as defined below) and the transactions contemplated thereby, as described below).
The Offer. Subject to the terms and conditions set forth in the Amended and Restated Merger Agreement, no later than the tenth business day following the execution of the Amended and Restated Merger Agreement, Merger Sub will commence the Offer for all of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), for a price per share of $6.50 (the “Offer Price”) in cash, without interest thereon.
Extensions of the Offer. Subject to the terms and conditions set forth in the Amended and Restated Merger Agreement, the Offer shall initially expire at 5:00 p.m., New York City time, on the date that is twenty-one business days following the commencement of the Offer (the “Initial Offer Expiration Time” and the Initial Offer Expiration Time, as it may be extended, the “Offer Expiration Time”). If at the scheduled expiration time of the Offer any of the conditions to the Offer (other than the Minimum Condition (as defined below) and other than any conditions that by their nature are to be satisfied or waived at the Offer Acceptance Time (as defined below)) have not been satisfied or waived, then Merger Sub will extend the Offer on one or more occasions in consecutive increments of five business days, until November 15, 2019 (the “Outside Date”), to permit the satisfaction of all Offer conditions. If at the scheduled expiration time of the Offer each of the conditions to the Offer (other than the Minimum Condition and other than any conditions that by their nature are to be satisfied or waived at the Offer Acceptance Time) have been satisfied or waived but the Minimum Condition has not been satisfied, then Merger Sub will extend the Offer on one or more occasions in consecutive increments of five business days, up to the date that is the 45th calendar day from the Initial Offer Expiration Time, to permit the satisfaction of the Minimum Condition. Additionally, the Offer may be extended if required by any applicable law, including any rule, regulation, interpretation or position of the Securities and Exchange Commission (the “SEC”), or in the event that the Company brings or has brought a legal action to enforce specifically the terms and provisions of the Amended and Restated Merger Agreement by Parent or Merger Sub.
Offer Conditions. The obligation of Merger Sub to purchase the shares of Company Common Stock validly tendered pursuant to the Offer is subject to the satisfaction or waiver of a number of customary conditions, including (1) shares of Company Common Stock having been validly tendered (and not properly withdrawn) prior to the expiration of the Offer that represent, together with the shares of Company Common Stock then owned by Merger Sub and its affiliates, at least one share more than 50% of the then-outstanding shares of Company Common Stock, (2) the expiration or termination of the waiting period applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the consummation of the Offer or the Merger, (4) the accuracy of the Company’s representations and warranties contained in the Amended and Restated Merger Agreement (subject to customary materiality qualifiers), (5) the Company’s performance of its agreements and covenants under the Amended and Restated Merger Agreement in all material respects and (6) the absence, since the date of the Amended and Restated Merger Agreement, of any event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect (as defined in the Amended and Restated Merger Agreement). Closing of the Offer is not subject to a financing condition.

Acceptance and Consummation of the Offer. Promptly following the Offer Expiration Time and in any event no later than 9:00 a.m., New York City time, on the first business day thereafter, Merger Sub will irrevocably accept for payment (the time of such acceptance for payment, the “Offer Acceptance Time”) all shares of Company Common Stock validly tendered and not properly withdrawn pursuant to the Offer. The Offer will be consummated as promptly as practicable after the Offer Acceptance Time and in any event no later than the second business day thereafter.
Except as set forth above, the material terms of the Amended and Restated Merger Agreement are substantially the same as the terms of the Original Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on June 7, 2019.
The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Amended and Restated Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Amended and Restated Merger Agreement, the Offer and the Merger. It is not intended to provide any other factual information about Parent, the Company or their respective subsidiaries or affiliates, including Merger Sub, businesses or equityholders. The representations, warranties and covenants set forth in the Amended and Restated Merger Agreement were made only for the purposes of that agreement and as of specific dates, were made solely for the benefit of the parties to the Amended and Restated Merger Agreement (and the express third party beneficiaries described therein), may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended and Restated Merger Agreement instead of establishing these matters as facts, as well as by information contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Parent, the Company, Merger Sub, or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amended and Restated Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, representations, warranties and covenants in the Amended and Restated Merger Agreement should not be relied on as characterization of the actual state of facts about Parent, the Company, Merger Sub, or any of their respective subsidiaries, affiliates, businesses, or equityholders.
Amended and Restated Support Agreement regarding the Company Shares
On June 24, 2019, concurrently with the execution of the Amended and Restated Merger Agreement, Parent, Leonard Riggio, the Chairman of the board of directors of the Company, and certain stockholders affiliated with Mr. Riggio (the “Significant Stockholders”), and, solely for purposes of certain provisions, the Company, entered into an Amended and Restated Voting and Support Agreement (the “Amended and Restated Support Agreement”) with respect to shares of Company Common Stock held by the Significant Stockholders. Pursuant to the Amended and Restated Support Agreement, the Significant Stockholders agreed to, among other things and subject to certain conditions, tender their shares of Company Common Stock in the Offer and, at any meeting of stockholders of the Company, vote against certain other matters, so long as such obligations have not terminated in accordance with the terms set forth therein.
From the execution and delivery of the Amended and Restated Support Agreement until the earliest of (a) the Effective Time, (b) the termination of the Amended and Restated Merger Agreement in accordance with its terms and (c) the written agreement of the Significant Stockholders, the Company and Parent (the “Termination Date”), the Significant Stockholders have agreed to transfer restrictions with respect to the Company Common Stock held by such Significant Stockholders, including (i) restrictions on selling, transferring or disposing of their shares of Company Common Stock and (ii) restrictions on the ability to enter into voting agreements or to grant proxies or powers of attorney with respect to their shares of Company Common Stock, in each case, subject to certain exceptions. The Amended and Restated Support Agreement will terminate upon the Termination Date.
The foregoing description of the Amended and Restated Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of June 24, 2019, by and among the Company, Parent and Merger Sub.
10.1	Amended and Restated Voting and Support Agreement, by and among the Significant Stockholders, Parent and the Company, dated as of June 24, 2019.

Caution Regarding Forward-Looking Statements
This communication contains certain forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) that are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” or other words or phrases of similar import or future or conditional verbs such as will, may, might, should, would, could, or similar variations, identify forward-looking statements. These include statements relating to the financial and operational impact of the proposed transaction, the benefits of the proposed transaction, the expected timing of completion of the proposed transaction, as well as other statements that are not historical facts. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. These factors include, among others, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Merger Agreement; the inability to complete the proposed transaction in a timely manner or at all; the possibility that the Minimum Condition may not be satisfied; risks regarding the failure of Parent to obtain the necessary financing to complete the Offer and the Merger; the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the Company’s ability to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed transaction on the Company’s stock, operating results and business generally; and the risk of stockholder litigation in connection with the proposed transaction. All such factors are difficult to predict and are beyond the Company’s control. Additional factors that could cause results to differ materially from those described above can be found in the Company’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on the Company’s website at http://investors.barnesandnobleinc.com/sec-filings and on the SEC’s website at http://www.sec.gov. Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. These forward-looking statements speak only as of the date of this communication, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
Additional Information and Where to Find It
The tender offer referred to in this document and the exhibits filed herewith has not yet commenced. This communication is for informational purposes only and is neither a recommendation, an offer to purchase nor a solicitation of an offer to sell shares. It is not a substitute for the tender offer materials that the offeror would file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, the offeror will file tender offer materials on Schedule TO, and the Company thereafter will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF SHARES OF COMMON STOCK OF THE COMPANY ARE URGED TO READ ANY SUCH DOCUMENTS CAREFULLY IN THEIR ENTIRETY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF COMMON STOCK OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of common stock of the Company at no expense to them. The tender offer materials, the Solicitation/Recommendation Statement and other related documents (when available) will be made available for free at the SEC’s website at www.sec.gov or by directing a request to the Information Agent for the tender offer who will be named by the offeror in the tender offer materials.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 24, 2019
BARNES & NOBLE, INC.

By:	/s/ Bradley A. Feuer
Name:	Bradley A. Feuer
Title:	Vice President, General Counsel & Corporate Secretary